UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)       August 13, 2003
                                           ---------------------------------

                                  Avitar, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

   Delaware                           1-15695                        06-1174053
--------------------------       -------------------           -----------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


         65 Dan Road, Canton, MA                                  02021
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code    (781) 821-2440
                                                  ----------------------

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(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     The Registrant issued a Press Release in reliance on Rule 135c on August 13, 2003. A copy of the Press Release is filed as an Exhibit to this Report. On the same date, the Registrant issued Preferred Stock and Warrants to purchase common stock in exchange for $700,000 of gross proceeds as described in the attached press release. The Preferred Stock is convertible into common stock at $0.15 per share, subject to adjustment and the Warrants are exercisable at $0.01 per share.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
        (c) Exhibits
                4.1      Securities Purchase Agreement
                4.2      Certificate of Designations of 8% Convertible Preferred
                           Stock
                4.3      Registration Rights Agreement
                4.4      Warrants
                99.1     Press Release Issued on August 13, 2003




SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Avitar, Inc.
                                             (Registrant)

Date       August 13, 2003                   /s/ JAY LEATHERMAN, CFO
                                             -----------------------
                                             Jay Leatherman, CFO
                                             (Signature)